UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 29, 1999



                              RIVER VALLEY BANCORP
             (Exact name of registrant as specified in its charter)



                                     INDIANA
                 (State of other jurisdiction of incorporation)

                  2-47541                              35-1984567
         (Commission File Number)            (IRS Employer Identification No.)


         303 Clifty Drive
         Madison, Indiana                                      47250
(Address of principal executive offices)                     (Zip Code)



        Registrants telephone number, including area code: (812) 265-3421

Item 5.           Other Events.

         Pursuant to General Instruction F to Form 8-K, the press release issued June 29, 1999, concerning the Corporation's stock repurchase program and the resignation of the Corporation's president is attached hereto as Exhibit 1 and incorporated by reference herein.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit 1 - Press Release dated June 29, 1999.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                /s/ James E. Fritz
                                                -------------------------------
                                                James E. Fritz, President and
                                                Chief Executive Officer


Dated: June 30, 1999

                                                                       Exhibit 1

                              River Valley Bancorp
                       Announces Stock Repurchase Program
                          and Resignation of President


         MADISON, Ind.--(BUSINESS WIRE)--June 29, 1999--River Valley Bancorp (Nasdaq Small Cap Symbol:RIVR), an Indiana corporation which is the holding company for River Valley Financial Bank, based in Madison, announced today that the board of directors has approved the repurchase, from time to time, on the open market of up to 5 percent of the Corporation's outstanding shares of common stock, without par value, or 53,767 shares.

         Such purchases will be made subject to market conditions in open market or block transactions. According to James E. Fritz, president of the Corporation, the board believes that the Corporation's shares are currently undervalued by the market and that open market purchases will have the potential effects of enhancing the book value per share and growth in earnings per share of the Corporation's remaining outstanding shares.

         The board of directors also announced today that James E. Fritz intends to resign as the Corporation's president and chief executive officer and as a member of the Corporation's board of directors. Fritz, who is resigning for personal reasons, will remain in his current positions with the company until a qualified replacement is selected by the Corporation's board of directors. The board of directors has formed a search committee consisting of all outside directors which has begun the process of selecting and interviewing potential candidates. The board also hired a search firm to provide assistance in selecting a qualified candidate to replace Fritz. The search committee has already begun interviewing qualified replacement candidates.

         River Valley Financial Bank operates five full service offices and one drive-up facility in Madison and Hanover that offer a variety of deposits and lending services to retail and commercial customers in Jefferson and surrounding counties.

         CONTACT:          River Valley Bancorp
                           James E. Fritz, 812/273-4949